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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2005

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                        1-2299                34-0117420
              ----                        ------                ----------
(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
Incorporation or Organization)            Number)           Identification No.)

                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 20, 2005, the Executive Organization & Compensation Committee of Applied's Board of Directors amended the Non-Statutory Stock Option Award Terms and Conditions applicable to awards previously made to outside directors. The original form was attached as Exhibit 10 to our Form 8-K filed on January 21, 2005.

         The amended form, attached as Exhibit 10 to this Form 8-K, changes the period within which an outside director may exercise his or her stock options after ceasing to be a director to three years (within the option term), consistent with the post-retirement option exercise period permitted to officers.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibit 10. Form of Non-Statutory Stock Option Award Terms and Conditions (Directors).


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         APPLIED INDUSTRIAL TECHNOLOGIES,
                                           INC.
                                         (Registrant)


                                         By:    /s/ Fred D. Bauer
                                              ----------------------------------
                                                Fred D. Bauer
                                                Vice President-General Counsel
                                                         & Secretary

Date:  April 25, 2005



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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    10         Form of Non-Statutory Stock Option Award Terms and Conditions
               (Directors)